UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2015

IKANOS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

(510) 979-0400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2015, Ikanos Communications, Inc. (the “Company”) and Silicon Valley Bank (the “Bank”) entered into the Forbearance and Amendment No. 3 to First Amended Loan and Security Agreement (“Amendment No. 3”) which amended the First Amended Loan and Security Agreement dated as of October 7, 2014, as amended (the “Loan Agreement”). Amendment No. 3 provides, among other things: (i) that the Bank will forbear from exercising any rights or remedies it may have against the Company related to Financial Covenant Defaults (as defined in the Loan Agreement) until the earlier of October 18, 2015 or the occurrence of certain other specified events; (ii) that the failure to consummate the merger (the “Merger”), as described in the Agreement and Plan of Merger dated as of August 5, 2015 by and among Qualcomm Atheros, Inc., King Acquisition Co., and the Company (the “Merger Agreement”), on or before October 18, 2015, or the earlier termination of the Merger Agreement or the Tender and Support Agreement dated as of August 5, 2015, would each constitute an event of default under the Loan Agreement; (iii) that the revolving line shall be decreased to $7.5 million; and (iv) that the Company may draw up to $1.5 million of the revolving line without regard to the Company’s eligible accounts receivable.

On September 11, 2015, the Company and the Bank entered into Amendment No. 4 to First Amended and Restated Loan and Security Agreement which amended the Loan Agreement. Amendment No. 4 provides, among other things: (i) that the Bank will forbear from exercising any rights or remedies it may have against the Company related to Financial Covenant Defaults (as defined in the Loan Agreement) until the earlier of October 31, 2015 or the occurrence of certain specified other events; (ii) an extension of the time whereby the failure to consummate the Merger by October 31, 2015 would constitute an event of default under the Loan Agreement; and (iii) that the Company may draw up to $4.0 million of the revolving line without regard to the Company’s eligible accounts receivable.

The foregoing descriptions of Amendment No. 3 and Amendment No. 4 are summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreements which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

Exhibit 10.1	Forbearance and Amendment No. 3 to First Amended and Restated Loan and Security Agreement dated as of September 10, 2015 by and between Silicon Valley Bank and Ikanos Communications, Inc.

Exhibit 10.2	Amendment No. 4 to First Amended and Restated Loan and Security Agreement dated as of September 11, 2015 by and between Silicon Valley Bank and Ikanos Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2015

IKANOS COMMUNICATIONS, INC.

By:	/s/ ANDREW S. HUGHES
Andrew S. Hughes Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Forbearance and Amendment No. 3 to First Amended and Restated Loan and Security Agreement dated as of September 10, 2015 by and between Silicon Valley Bank and Ikanos Communications, Inc.

10.2	Amendment No. 4 to First Amended and Restated Loan and Security Agreement dated as of September 11, 2015 by and between Silicon Valley Bank and Ikanos Communications, Inc..